SUBSIDIARIES OF THE REGISTRANT

Entity Name	Jurisdiction of Formation
Air Max Limited	Bermuda
All Star C.V.	Netherlands
American NIKE S.L.	Spain
BRS NIKE Taiwan Inc.	Taiwan
Converse (Asia Pacific) Limited	Hong Kong
Converse Canada Corp.	Canada
Converse Canada Holding B.V.	Netherlands
Converse Europe Limited	United Kingdom
Converse Footwear Technical Service (Zhongshan) Co., Ltd.	People’s Republic of China
Converse Holdings LLC	Delaware
Converse Hong Kong Holding Company Limited	Hong Kong
Converse Hong Kong Limited	Hong Kong
Converse Inc.	Delaware
Converse Netherlands B.V.	Netherlands
Converse Sporting Goods (China) Co., Ltd.	People’s Republic of China
Converse Trading Company B.V.	Netherlands
Exeter Brands Group LLC	Oregon
French Football Merchandising S.A.S.	France
Futbol Club Barcelona Merchandising, S.L.	Spain
Hurley 999, S.L.U.	Spain
Hurley Australia Pty. Ltd.	Australia
Hurley International Holdings B.V.	Netherlands
Hurley International LLC	Oregon
Hurley Phantom C.V.	Netherlands
Juventus Merchandising S.r.l.	Italy
LATAM Servicos de Licenciamento Esportivo Ltda.	Brazil
Manchester United Merchandising Limited	United Kingdom
NIKE 360 Holding B.V.	Netherlands
NIKE Argentina S.R.L.	Argentina
NIKE Asia Holding B.V.	Netherlands
NIKE Australia Holding B.V.	Netherlands
NIKE Australia Pty. Ltd.	Australia
NIKE CA LLC	Delaware
NIKE Canada Corp.	Canada
NIKE Canada Holding B.V.	Netherlands
NIKE Chile B.V.	Netherlands
NIKE China Holding HK Limited	Hong Kong
NIKE Commercial (China) Co., Ltd.	China
NIKE Cortez	Bermuda
NIKE Costa Rica, SRL	Costa Rica
NIKE CR d.o.o	Croatia
NIKE Czech s.r.o.	Czech Republic
NIKE de Chile Ltda.	Chile
NIKE de Mexico S de R.L. de C.V.	Mexico
NIKE Denmark ApS	Denmark
NIKE Deutschland GmbH	Germany
NIKE do Brasil Comercio e Participacoes Ltda.	Brazil
NIKE Drive B.V.	Netherlands

Entity Name	Jurisdiction of Formation
NIKE Dunk Holding B.V.	Netherlands
NIKE Europe Holding B.V.	Netherlands
NIKE European Operations Netherlands B.V.	Netherlands
NIKE Finance Ltd.	Bermuda

SUBSIDIARIES OF THE REGISTRANT—(Continued)

Entity Name	Jurisdiction of Formation
NIKE Finland OY	Finland
NIKE Flight	Bermuda
NIKE Force	Bermuda
NIKE France S.A.S.	France
NIKE Fuel B.V.	Netherlands
NIKE Galaxy Holding B.V.	Netherlands
NIKE Gesellschaft m.b.H.	Austria
NIKE Glide C.V.	Netherlands
NIKE Global Holding B.V.	Netherlands
NIKE GLOBAL SERVICES PTE. LTD.	Singapore
NIKE GLOBAL TRADING PTE. LTD.	Singapore
NIKE Group Holding B.V.	Netherlands
NIKE Hellas EPE	Greece
NIKE Holding, LLC	Delaware
NIKE Hong Kong Limited	Hong Kong
NIKE Huarache	Bermuda
NIKE Hungary LLC	Hungary
NIKE Ignite LLC	Delaware
NIKE IHM, Inc.	Missouri
NIKE India Holding B.V.	Netherlands
NIKE India Private Limited	India
NIKE International Holding B.V.	Netherlands
NIKE International Holding, Inc.	Delaware
NIKE International LLC	Delaware
NIKE International Ltd.	Bermuda
NIKE Israel Ltd.	Israel
NIKE Italy S.R.L.	Italy
NIKE Japan Corp.	Japan
NIKE Japan Group LLC	Japan
NIKE Jump Ltd.	Bermuda
NIKE Korea LLC	Korea
NIKE Laser Holding B.V.	Netherlands
NIKE Lavadome	Bermuda
NIKE Licenciamentos Ltda.	Brazil
NIKE Logistics Yugen Kaisha	Japan
NIKE Max LLC	Delaware
NIKE Mercurial Corp.	Delaware
NIKE Mercurial Finance Limited	United Kingdom
NIKE Mercurial Holding Limited	United Kingdom
NIKE Mercurial Licensing Limited	United Kingdom
NIKE Mercurial Ltd.	United Kingdom
NIKE Mercurial I Limited	United Kingdom
NIKE Mexico Holdings, LLC	Delaware
NIKE New Zealand Company	New Zealand
NIKE Norway AS	Norway
NIKE NZ Holding B.V.	Netherlands
NIKE Offshore Holding B.V.	Netherlands

NIKE Pegasus	Bermuda
NIKE Philippines, Inc.	Philippines
NIKE Poland Sp.zo.o	Poland
NIKE Retail B.V.	Netherlands
NIKE Retail Hellas Ltd.	Greece
NIKE Retail Israel Ltd.	Israel
NIKE Retail LLC	Russia
NIKE Retail Poland sp. z o. o.	Poland
NIKE Retail Services, Inc.	Oregon
NIKE Retail Turkey	Turkey
NIKE Russia LLC	Russia
NIKE SALES (MALAYSIA) SDN. BHD.	Malaysia
NIKE Servicios de Mexico S. de R.L. de C.V.	Mexico
NIKE SINGAPORE PTE LTD	Singapore
NIKE Slovakia s.r.o.	Slovakia
NIKE Sourcing India Private Limited	India
NIKE Sourcing (Guangzhou) Co., Ltd.	China
NIKE South Africa (Proprietary) Limited	South Africa
NIKE South Africa Holdings LLC	Delaware
NIKE Sphere C.V.	Netherlands
NIKE Sports (China) Company, Ltd.	People’s Republic of China
NIKE Sports Korea Co., Ltd.	South Korea
NIKE Suzhou Holding HK Limited	Hong Kong
NIKE (Suzhou) Sports Company, Ltd.	People’s Republic of China

NIKE Sweden AB	Sweden
NIKE (Switzerland) GmbH	Switzerland
NIKE Tailwind	Bermuda
NIKE Taiwan Limited	Taiwan
NIKE (Thailand) Limited	Thailand
NIKE TN, Inc.	Oregon
NIKE Trading Company B.V.	Netherlands
NIKE trgovina na debelo d.o.o.	Slovenia
NIKE UK Holding B.V.	Netherlands
NIKE (UK) Limited	United Kingdom
NIKE USA, Inc.	Oregon
NIKE Vapor Ltd.	United Kingdom
NIKE Victory Cooperatief U.A.	Netherlands
NIKE Vietnam Limited Liability Company	Vietnam
NIKE Vision, Timing and Techlab, LP	Texas
NIKE Vomero Cooperatief U.A.	Netherlands
NIKE Waffle	Bermuda
NIKE Wholesale LLC	Slovenia
NIKE Woodside I, LLC	Oregon
NIKE Woodside II, LLC	Oregon
NIKE Woodside I Holdings, Inc.	Oregon
NIKE Woodside II Holdings, Inc.	Oregon
NIKE Zoom LLC	Delaware
PT Hurley Indonesia	Indonesia
PT NIKE Indonesia	Indonesia

Savier, Inc.	Oregon
Triax Insurance, Inc.	Hawaii
Twin Dragons Global Limited	Hong Kong
Twin Dragons Holding B.V.	Netherlands
Umbro Asia Sourcing Limited	Hong Kong
Umbro Hong Kong Limited	Hong Kong
Umbro International JV	Delaware
Umbro JV Limited	United Kingdom
Umbro Schweiz Limited	United Kingdom
Umbro Sportwear Limited	United Kingdom
Umbro Worldwide Limited	United Kingdom
Umbro.com	United Kingdom
Yugen Kaisha Hurley Japan	Japan